                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Palm Harbor Homes, Inc. ("the Company") on Form 10-Q for the period ended June 27, 2003, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, Kelly Tacke, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.78m or 78o(d); and

         (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.


By: /s/ Kelly Tacke
    --------------------------------
    Kelly Tacke
    Chief Financial Officer
    August 6, 2003